                         ANNUAL REPORT / OCTOBER 31 2000

                           AIM GLOBAL HEALTH CARE FUND

                                   [COVER ART]

                             [AIM LOGO APPEARS HERE]

                            --Registered Trademark--

                                [ COVER IMAGE ]



                     -------------------------------------

                       BASKET OF APPLES BY JOHN S. BUNKER

           FRESH FRUIT IS FREQUENTLY ASSOCIATED WITH HEALTH AND WELL-

           BEING. USING A DISCIPLINED INVESTMENT APPROACH, AIM GLOBAL

          HEALTH CARE FUND SEEKS TO INVEST IN COMPANIES THAT BRING TO

            THE MARKETPLACE PRODUCTS AND SERVICES DESIGNED TO COMBAT

                          DISEASE AND PROMOTE HEALTH.

                     -------------------------------------


AIM Global Health Care Fund is for shareholders seeking long-term growth of capital by investing in companies around the world involved in health-care activities or in the design, manufacture or sale of products and services used in connection with health care or medicine.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Global Health Care Fund's performance figures are historical, and they reflect the reinvestment of distributions and changes in net asset value.
o During the fiscal year ended 10/31/00, the fund paid distributions of $2.2827 per Class A, Class B and Class C share.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class B and Class C shares will differ from that of its Class A shares due to different sales-charge structure and class expenses.
o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.
o Investing in a single-sector mutual fund involves greater risk and potential reward than investing in a more diversified fund.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged MSCI All Country (AC) World Index is a group of global securities traded on more than 50 markets in developed and emerging countries tracked by Morgan Stanley Capital International.
o The unmanaged National Association of Securities Dealers Automated Quotation System Composite Index (the Nasdaq) is a market-value-weighted index comprising all domestic and non-U.S.-based common stocks listed on the Nasdaq system. It includes more than 5,000 companies, and it is often considered representative of the small and medium-sized company stock universe. While it includes many small and mid-sized company stocks, large-capitalization technology companies tend to dominate the index.
o    The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P
     500) represents the performance of the U.S. stock market.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                  YOUR MONEY.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

================================================================================
AVERAGE ANNUAL TOTAL RETURNS

The fund's average annual total returns as of the close of the reporting period are shown in a table on the performance history page that follows. In addition, industry regulations require us to provide average annual returns as of 9/30/00, the most recent calendar quarter-end, which are shown below and include sales charges.

CLASS A SHARES
Inception (8/7/89)                          15.72%
  10 years                                  16.64
   5 years                                  19.34
   1 year                                   37.17

CLASS B SHARES
Inception (4/1/93)                          18.83%
   5 years                                  19.72
   1 year                                   38.28

CLASS C SHARES
Inception (3/1/99)                          24.74%
   1 year                                   42.32

================================================================================


                          AIM GLOBAL HEALTH CARE FUND

                       ANNUAL REPORT / CHAIRMAN'S LETTER



                    Dear Fellow Shareholder:

    [PHOTO OF       It's an honor to address you as the AIM Funds' new chairman.
     Robert H.      I feel privileged to succeed Ted Bauer, who recently
      Graham        retired from the funds' board and will soon retire as A I M
    Chairman of     Management Group's chairman after a long, successful career
   the Board of     in the investment industry. Ted has always shown the highest
     THE FUND       degree of integrity and commitment to excellence, and I have
   APPEARS HERE]    always admired him. I'm also proud to be part of the team
                    that launched AIM almost 25 years ago. From the beginning, AIM has been a very people-oriented, service-minded company, and I plan to carry on the tradition for our shareholders, financial advisors and employees.

                    UNCERTAIN MARKETS
                    The markets this year have been particularly volatile and confusing for many investors, especially for those who have only experienced the bull market of the 1990s. After almost a decade of double-digit returns, the S&P 500 was down 1.81% year-to-date as of October 31, 2000. But market returns in the 20% to 30% range, such as we have seen in recent years, are not typical. If you expect these kinds of returns every year, you'll be disappointed. Historically, markets decline in one out of every four years. What we're seeing now is a normal downturn.
    This appears to be a worldwide trend. Throughout 2000, overseas markets generally have been more turbulent than their U.S. counterpart.

REASONS FOR OPTIMISM
While investors may need to temper their expectations, there are plenty of reasons to be optimistic. Economic fundamentals remain strong, and many believe that the Federal Reserve Board may have succeeded in bringing the economy to a "soft landing." Gross domestic product growth slowed to 2.4% in the third quarter from the rapid pace of about 7% a year ago. With this slowdown, it seems unlikely that the Fed will raise interest rates in the near future, and stable interest rates provide a solid environment for both stocks and bonds.
    In Europe, the region's economic and investment future continues to look bright despite the weak euro. Restructuring, merger activity and tax reform bode well for European economies. In Asia, most analysts think the continuing strength of the U.S. economy will help boost Asian stock markets.

THE VALUE OF ADVICE
The current environment illustrates the value of professional money management. Knowing when to buy and sell takes expertise and discipline even in the best of markets. During downturns, many investors may be tempted to make decisions based on emotions instead of strategy. The wisest choice is to rely on a professional money manager to make these decisions for you.
    In these uncertain times, it's important to keep market volatility in perspective. Mutual fund investing should be a long-term endeavor. Remember why you're investing, whether it's for your retirement or your child's education, and think about your time frame. If you're unsure about whether your investments can meet your goals, visit your financial advisor for help.
    In the following pages, your fund's portfolio managers discuss market activity, how they managed your fund during the fiscal year and their near-term outlook. If you have any questions or comments, please contact us through our Web site, www.aimfunds.com, or call our Client Services Department at 800-959-4246 during normal business hours. Information about your account is available at our Web site and on our automated AIM Investor Line, 800-246-5463.
    Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.

Sincerely,

/s/ ROBERT H. GRAHAM

Robert H. Graham
Chairman

                     -------------------------------------

                             THE CURRENT ENVIRONMENT

                            ILLUSTRATES THE VALUE OF

                               PROFESSIONAL MONEY

                            MANAGEMENT. KNOWING WHEN

                              TO BUY AND SELL TAKES

                            EXPERTISE AND DISCIPLINE

                               EVEN IN THE BEST OF

                                    MARKETS.

                     -------------------------------------


                          AIM GLOBAL HEALTH CARE FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW


HEALTH-CARE STOCKS SHINE DESPITE VOLATILE MARKETS

MARKET VOLATILITY WAS QUITE PRONOUNCED DURING THE PAST YEAR. HOW DID AIM GLOBAL HEALTH CARE FUND PERFORM?
In the wake of the resurgence of health-care stocks, AIM Global Health Care Fund turned in an excellent performance. For the fiscal year ended October 31, 2000, the fund posted total returns of 38.49% for Class A shares, 37.78% for Class B shares and 37.77% for Class C shares. (These returns are at net asset value, which does not include sales charges.) The fund far outperformed the MSCI AC World Index, which had a total return of 0.85% for the reporting period. Net assets in the fund jumped from $462.6 million to $617.6 million during the fiscal year.

WHAT WERE MARKET CONDITIONS LIKE OVER THE PAST YEAR?
Markets rallied strongly during the first half of the fiscal year, but experienced a choppy, downward trend in the second half. In late 1999 and early 2000, technology stocks led the surge, with the tech-laden Nasdaq soaring to record levels well into March. However, investor concern about possible overvaluations sparked a sharp tech sell-off late in the month. Investors were also concerned that the Federal Reserve Board (the Fed) would keep raising interest rates to slow torrid economic growth and contain inflation. The ensuing sell-off affected nearly every stock-market sector in April and caused severe market volatility.
     Amid mounting evidence that economic growth was slowing, markets rallied in May and June at the prospect of no more Fed rate hikes. Indeed, the Fed left interest rates unchanged for the rest of the fiscal year. However, in late summer and early fall, a combination of rising oil prices, unrest in the Middle East and concern about corporate earnings created another steep market decline. A number of major corporations reported earnings disappointments in September and October, as rising oil prices and a weak euro negatively affected profit margins.
     Major market indexes such as the Nasdaq peaked fairly early in 2000, and as of the close of the fiscal year they had not regained those levels. Even so, most market indexes recorded gains for the 12-month reporting period. After tech stocks faded, stocks in several other sectors--including health care, financial services, energy and utilities--posted healthy gains. Mid-cap stocks outperformed large- and small-cap stocks. And while growth stocks outperformed value stocks during the first half of the year, value made a comeback in the second half, leaving growth behind.

HOW DID THE MARKET ENVIRONMENT AFFECT HEALTH-CARE STOCKS?
Seen as more attractively valued and less volatile than tech stocks, health-care stocks have benefited from investors rotating into the sector as a result of the tech sector's drubbing. In fact, health and biotechnology mutual funds have been the top performers for 2000 thus far, according to Lipper, Inc., an independent mutual fund performance monitor.
    In June, the publicly funded Human Genome Project and private company
Celera Genomics both finished working drafts of the human genome. Biotech stocks, which rode the rising and falling wave of tech stocks earlier in the year, rose sharply on the news but then retreated as future prospects for such companies remained in question.
    The presidential race spawned many proposals for reining in rising drug prices, and drug companies--among the most profitable in the country--have been under increasing pressure to lower costs. This pressure weighed down drug stocks, as did the specter of expiring drug patents. Still, big pharmaceuticals were a favorite among investors seeking stability amidst the market's volatility, and the brouhaha over drug costs became a nonfactor as it was priced into the market.

HOW DID YOU MANAGE THE FUND DURING THE FISCAL YEAR?
The fund's strong performance has been a function of large positions in hospitals and services. We increased our weightings in these groups because valuations are catching up to the solid fundamentals and improving earnings in these areas, and we believe there is still room for growth. We also added to the fund's generic drug

GROWTH OF NET ASSETS
================================================================================
10/31/99-10/31/00, in millions

       $462.6            $617.6
      10/31/99          10/31/00
================================================================================
FUND ROUTS INDEX

Total returns for the fiscal year ended 10/31/00, excluding sales charges

================================================================================
FUND CLASS A SHARES           38.49%

FUND CLASS B SHARES           37.78%

FUND CLASS C SHARES           37.77%

MSCI AC WORLD INDEX           0.85%
================================================================================

          See important fund and index disclosures inside front cover.

                          AIM GLOBAL HEALTH CARE FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW


PORTFOLIO COMPOSITION
As of 10/31/00, based on total net assets

==========================================================================================================================
TOP 10 EQUITY HOLDINGS                                              TOP 10 INDUSTRIES
--------------------------------------------------------------------------------------------------------------------------
 1. AmeriSource Health Corp.-Class A                10.90%           1. Health Care (Hospital Management)           35.98%
 2. ICN Pharmaceuticals, Inc.                        7.29            2. Health Care (Specialized Services)          12.25
 3. HEALTHSOUTH Corp.                                6.80            3. Distributors (Food & Health)                11.49
 4. Tenet Healthcare Corp.                           6.56            4. Health Care (Drugs-Generic & Other)          9.66
 5. Health Management Associates, Inc.-Class A       6.09            5. Health Care (Medical Products & Services)    9.49
 6. Pfizer, Inc.                                     5.77            6. Health Care (Drugs-Major Pharmaceuticals)    5.77
 7. Varian Semiconductor Equipment Associates, Inc.  5.57            7. Equipment (Semiconductor)                    5.57
 8. HCA-Healthcare Company (The)                     5.56            8. Biotechnology                                4.69
 9. Lincare Holdings Inc.                            5.45            9. Electronics (Instrumentation)                1.31
10. Universal Health Services, Inc.-Class B          5.02           10. Insurance (Multi-Line)                       0.39

The fund's portfolio composition is subject to change, and there is no assurance that the fund will continue to hold any particular security.
==========================================================================================================================

holdings because we believe that they will benefit from the trend of expiring drug patents, which could hurt major pharmaceutical companies, in which the fund is underweighted.
    While a larger biotechnology weighting would have enhanced the fund's performance, the fund remained underweighted in biotech due to the volatility and lack of earnings in the group. However, we may increase our biotech weighting in the future if more opportunities arise as companies start to capitalize on the growing field of genomics.

WHAT WERE SOME COMPANIES YOU FAVORED?
Among hospitals, we favored HEALTHSOUTH and Tenet Healthcare. The nation's largest provider of rehabilitative health care and outpatient surgery services, HEALTHSOUTH's third-quarter profits rose over the previous year. Likewise, Tenet Healthcare, the second-largest hospital chain in the country, posted a 23% increase in its fiscal first-quarter earnings compared to the previous year.
    On the services side, we liked Lincare Holdings, one of the United States' largest providers of oxygen and other respiratory-therapy services to in-home patients. Lincare reported a 24% increase in third-quarter earnings over the previous year.
    One of the specialty drug companies we favored was ICN Pharmaceuticals, which reported record third-quarter revenues compared to the year before. ICN's best-known product is Virazole, an antiviral drug used to treat everything from chicken pox to influenza to hepatitis C.
    The fund's largest holding, AmeriSource, is a wholesale distributor of pharmaceuticals and health-care products. The company reported record fiscal fourth-quarter earnings ahead of the same period last year. AmeriSource's stock price increased dramatically over the past year, which is why it became such a large holding in the portfolio.

WHAT IS YOUR OUTLOOK FOR THE FUTURE?
The economic climate appeared favorable for stocks at the close of the reporting period despite often-extreme market volatility. The nation's unemployment rate had fallen to its lowest level in three decades. Consumer spending, down for much of the second half of the fiscal year, started to pick up again. And inflation was moderate despite higher oil prices.
    Some analysts believe the health-care sector stands to outperform the market in the years ahead because of demographics, genomics research and a growing pipeline of promising new drugs and technologies. In the short term, we think health-care stocks will continue to enjoy good performance because the factors that have led investors into health care--volatility in the tech sector and uncertainty about slowing global growth and earnings shortfalls--remain.
    We believe the fund is well positioned to continue taking advantage of the solid fundamentals and improving earnings and valuations within the health-care sector regardless of market trends.

================================================================================

  READ THIS REPORT ONLINE!
  Early in 2001, a new service will be available--electronic delivery of fund reports and prospectuses. Soon, you can read the same aim report you are reading now--online. Once you sign up for the service, we will send you a link to the report via e-mail. If you choose to receive your reports online, you will not receive a paper copy by mail. You may cancel the service at any time by visiting our Web site.

  Please visit our Web site at www.aimfunds.com and go to "Your AIM Account." Log into your account and then click on the "View Other Account Options" dropdown menu and select "eDelivery."

================================================================================

          See important fund and index disclosures inside front cover.

                          AIM GLOBAL HEALTH CARE FUND

                      ANNUAL REPORT / PERFORMANCE HISTORY



YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM GLOBAL HEALTH CARE FUND VS. BENCHMARK INDEXES

8/7/89-10/31/00

in thousands
===============================================================================
AIM Global Health Care Fund,
      Class A Shares           S&P 500 Index          MSCI AC World Index
-------------------------------------------------------------------------------
         $50,506                  $54,126                   $29,998

Source: Lipper, Inc.
Past performance cannot guarantee comparable future results.
===============================================================================

     MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

ABOUT THIS CHART
This chart compares your fund's Class A shares to benchmark indexes. It is intended to give you an idea of how your fund performed compared to these indexes over the period 8/7/89-10/31/00. (Please note that performance results for the indexes are for the period 7/31/89-10/31/00.)
    It is important to understand the differences between your fund and an index. An index measures the performance of a hypothetical portfolio. A market index such as the MSCI AC World Index or the S&P 500 Index is not managed, incurring no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return.

AVERAGE ANNUAL TOTAL RETURNS

As of 10/31/00, including sales charges

================================================================================
CLASS A SHARES
   Inception (8/7/89)               15.51%
   10 Years                         16.20
   5 Years                          18.80
   1 Year                           31.89*
   *38.49% excluding sales charges

CLASS B SHARES
   Inception (4/1/93)               18.46%
   5 Years                          19.18
   1 Year                           32.78*
   *37.78% excluding CDSC

CLASS C SHARES
   Inception (3/1/99)               22.65%
   1 Year                           36.77*
   *37.77% excluding CDSC
================================================================================

Your fund's total return includes sales charges, expenses and management fees. The performance of the fund's Class B and Class C shares will differ from that of its Class A shares due to different sales-charge structure and class expenses. For fund performance calculations and a description of the index cited on this page, please see the inside front cover.



                          AIM GLOBAL HEALTH CARE FUND

                       ANNUAL REPORT / FOR CONSIDERATION


[ART WORK]

CHOOSE YOUR INVESTMENT PALETTE

No two pieces of art are exactly alike. Just as an artist may use different paints to create a piece, so does an investor use different kinds of investments to create a portfolio. And as with art, tastes can change over time--most investors have different goals at different stages in their lives, as well as varying tolerance for risk. The biggest advantage mutual funds offer is the potential for diversification. Providing funds with assorted objectives and goals allows investors to shape their portfolios to their specific needs and to spread their risk over several different funds, rather than painting their portfolios all one color.

GROWTH VS. INCOME
If you look at the list of AIM's retail mutual funds on the back of your fund report, you'll notice that they are divided into different types. Two that frequently appear are growth and income. Common stock is normally the growth component of a mutual fund with growth as a primary or secondary objective. Bonds are typically the income components of a mutual fund with income as a primary or secondary objective.
   Let's take a closer look at the categories into which AIM's retail mutual funds are divided. Keep in mind that funds listed under the same category don't necessarily have the same kind of investment strategy or portfolio, even if they have the same objective.

DOMESTIC MUTUAL FUNDS

GROWTH FUNDS
Growth funds typically invest in common stocks of companies whose businesses are growing. Growth companies tend to reinvest their profits toward expansion of their potential to produce greater returns instead of paying dividends. So growth mutual funds focus on generating capital gains--increasing the value of the stocks they hold--rather than current income, which means they generally don't pay regular income dividends. Growth funds usually do, however, make one capital-gains distribution per year, when there are gains.
   An increase over time in the value of a growth fund's portfolio means the fund's value, or share price, increases over time also. Shareholders in a growth fund, then, make money by selling their shares for more than they paid for them. Of course, the opposite is also true--shareholders can lose money by selling their shares for less than they paid for them. Growth funds usually range from moderate to very aggressive, depending on the size and types of companies in which they invest.

GROWTH AND INCOME FUNDS
A growth and income fund generally invests in common and preferred stocks and bonds of older, more established companies that have a longer track record of growth and paying dividends.
   A typical growth and income mutual fund will pay quarterly or annual income dividends to its shareholders. (Monthly dividends are not common.) In this way, growth and income funds can potentially provide long-term growth of investments and also current income. These funds tend to be more conservative than growth funds.

[ART WORK]

INCOME FUNDS
Income funds are generally designed to provide high current income rather than long-term growth. To that end, income funds usually invest chiefly in interest-paying corporate and government bonds. They may also own stocks of companies that pay regular dividends. Some income funds are more aggressive than others. The aggressiveness of a particular fund depends not only on the kinds of securities in which it invests, but also on the fund's sector allocation and maturity structure.
    For example, Treasury securities are considered a relatively safe investment because they are guaranteed by the U.S. government. However, lower risk also



                          AIM GLOBAL HEALTH CARE FUND

                       ANNUAL REPORT / FOR CONSIDERATION



means lower return potential. On the other hand, lower-rated corporate bonds, often called junk bonds, involve more risk because they are not guaranteed--they are only as good as the companies that issue them. But the added risk also means higher return potential.
   Income funds are considered more conservative and are suited for investors seeking income rather than growth.

TAX-FREE INCOME OR MUNICIPAL FUNDS
These funds provide shareholders with current income that is tax-exempt at some level, depending on the securities in which they invest. So municipal mutual funds appeal to investors who are looking to reduce income that would otherwise be subject to tax. Municipal bonds or notes, which are issued by state or local governments, are generally exempt from federal taxes. Federal securities, like Treasury bonds, are usually exempt from state taxes. And then there are some securities that are exempt from both federal and state taxes.(1)

MONEY MARKET FUNDS
A money market fund is one of the safest types of mutual funds available because its main goal is preserving your investment while paying current income in the form of interest. As a result, these funds tend to appeal to investors looking for safety, liquidity and some income from their investment. Money market funds invest in high-quality short-term securities such as commercial paper and U.S. government agency securities. Although money market funds are not guaranteed or insured by the U.S. government, the securities they hold are less risky than other types of fixed-income securities. The trade-off for safety of principal investment is a lower rate of return.(2)

INTERNATIONAL AND GLOBAL MUTUAL FUNDS

INTERNATIONAL GROWTH FUNDS
An international growth fund has the same objective as a domestic growth fund, except it invests in stocks of companies located the United States. Like their domestic counterparts, international growth funds tend to pay distributions in the form of capital gains rather than dividends. An international growth mutual fund might invest in a particular country, region or continent depending on the investment strategy shown in its prospectus.
   International funds carry different risks than domestic funds because most foreign markets are not as established as the markets in the United States. Other risks include changes in the value of the U.S. dollar compared to foreign currencies, accounting differences, political risks and foreign regulatory differences.

GLOBAL GROWTH, GLOBAL GROWTH AND INCOME, AND GLOBAL INCOME FUNDS
These funds are similar to their domestic equivalents in terms of their goals and the income distributions they pay. Global funds are comparable to international funds in that they can invest in stocks of companies outside the United States. But global funds can also invest substantially in U.S. stocks; international funds generally do not. The amount of a global fund's portfolio that can be invested in the United States varies greatly from fund to fund, according to a fund's prospectus. Global funds carry the same risks as international funds.

SPECIALIZED FUNDS

THEME FUNDS
Theme or sector funds invest primarily in a particular industry or sector of the economy, either domestically or globally. Theme funds are required by prospectus to invest a certain percentage of their assets in their industry or sector of choice under normal market conditions. As a result, theme funds present greater risk and potential reward than more diversified funds. The types of securities held by a theme fund determine its goal of growth and/or income.

--------------------------------------------------------------------------------
TYPES OF FUND DISTRIBUTIONS

INCOME DIVIDENDS are paid from dividends and/or interest from securities in a fund's portfolio. For example, if a company in which a mutual fund owns stock distributes some of its earnings to its shareholders as a dividend, the fund passes on those earnings to its own shareholders. Income dividends are usually taxed as ordinary income.

CAPITAL GAINS represent the net profit realized from the growth in value of the holdings in a fund's portfolio. These distributions are usually made once per year. There are two types of capital gains:
o Short-term capital gains are paid from net profits gained when a mutual fund sells stocks or bonds it has held for less than a year. Short-term capital gains are taxed as ordinary income.
o Long-term capital gains are paid from net profits gained when a mutual fund sells stocks or bonds it has held for more than a year. Long-term capital gains are usually taxed at the capital-gains rate, which is typically lower than ordinary income-tax rates.
--------------------------------------------------------------------------------

(1) Investors in tax-free income funds still have a risk of incurring taxes on capital-gains distributions, for example, so it's wise to see your tax advisor before investing in such funds.

(2) There is no guarantee that a money market fund will be able to maintain a stable net asset value of $1.00 per share.

See the back cover for a complete list of AIM's retail mutual funds. For more information about your fund's objective, read your fund prospectus. For more complete information about any AIM fund(s), including sales charges and expenses, ask your financial advisor or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money.



                          AIM GLOBAL HEALTH CARE FUND

SCHEDULE OF INVESTMENTS

October 31, 2000

                                                     MARKET
                                       SHARES        VALUE
DOMESTIC COMMON STOCKS-94.23%

BIOTECHNOLOGY-4.69%

Amgen Inc.(a)                           500,000   $ 28,968,750
==============================================================

DISTRIBUTORS (FOOD & HEALTH)-11.49%

AmeriSource Health Corp.-Class A(a)   1,550,000     67,328,125
--------------------------------------------------------------
Owens & Minor, Inc. Holding Co.         240,000      3,630,000
==============================================================
                                                    70,958,125
==============================================================

ELECTRONICS (INSTRUMENTATION)-1.31%

Varian Inc.(a)                          263,000      8,103,687
==============================================================

EQUIPMENT (SEMICONDUCTOR)-5.57%

Varian Semiconductor Equipment
  Associates, Inc.(a)                 1,495,000     34,385,000
==============================================================

HEALTH CARE (DRUGS-GENERIC &
  OTHER)-7.29%

ICN Pharmaceuticals, Inc.             1,183,000     45,027,937
==============================================================

HEALTH CARE (DRUGS-MAJOR
  PHARMACEUTICALS)-5.77%

Pfizer Inc.                             825,000     35,629,687
==============================================================

HEALTH CARE (HOSPITAL MANAGEMENT)-35.98%

Community Health Systems(a)             625,000     17,617,188
--------------------------------------------------------------
HCA-Healthcare Corp. (The)              860,000     34,346,250
--------------------------------------------------------------
Health Management Associates,
  Inc.-Class A(a)                     1,900,000     37,643,750
--------------------------------------------------------------
LifePoint Hospitals, Inc.(a)             90,000      3,487,500
--------------------------------------------------------------
Province Healthcare Co.(a)              280,000     11,795,000
--------------------------------------------------------------
Quorum Health Group, Inc.(a)          2,232,000     29,853,000
--------------------------------------------------------------
Tenet Healthcare Corp.(a)             1,030,000     40,491,875
--------------------------------------------------------------
Triad Hospitals, Inc.(a)                575,000     15,956,250
--------------------------------------------------------------
Universal Health Services,
  Inc.-Class B(a)                       370,000     31,033,750
==============================================================
                                                   222,224,563
==============================================================

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-9.49%

INAMED Corp.(a)                         750,000     21,000,000
--------------------------------------------------------------
Sunrise Medical, Inc.(a)                 25,000        232,813
--------------------------------------------------------------
Syncor International Corp.(a)         1,150,000     29,540,625
--------------------------------------------------------------
Varian Medical Systems, Inc.(a)         160,000      7,820,000
==============================================================
                                                    58,593,438
==============================================================

HEALTH CARE (SPECIALIZED
  SERVICES)-12.25%

HEALTHSOUTH Corp.(a)                  3,500,000     42,000,000
--------------------------------------------------------------
Lincare Holdings, Inc.(a)               800,000     33,650,000
==============================================================
                                                    75,650,000
==============================================================

                                                     MARKET
                                       SHARES        VALUE
INSURANCE (MULTI-LINE)-0.39%

CIGNA Corp.                              20,000   $  2,439,000
==============================================================
    Total Domestic Common Stocks
      (Cost $406,492,847)                          581,980,187
==============================================================

FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-2.37%

HEALTH CARE (DRUGS-GENERIC & OTHER)

FRANCE-0.03%

Sanofi-Synthelabo S.A.                    3,000        157,849
==============================================================

GERMANY-0.49%

Altana A.G.                              25,000      3,033,924
==============================================================

ISRAEL-1.72%

Teva Pharmaceutical Industries
  Ltd.-ADR                              180,000     10,642,500
==============================================================

JAPAN-0.13%

Banyu Pharmaceutical Co., Ltd.            3,000         64,336
--------------------------------------------------------------
Chugai Pharmaceutical Co., Ltd.           4,000         67,892
--------------------------------------------------------------
Daiichi Pharmaceutical Co., Ltd.          3,000         85,231
--------------------------------------------------------------
Eisai Co., Ltd.                           5,000        153,966
--------------------------------------------------------------
Kissei Pharmaceutical Co., Ltd.           2,000         36,640
--------------------------------------------------------------
Kyowa Hakko Kogyo Co., Ltd.               5,000         40,003
--------------------------------------------------------------
Rohto Pharmaceutical Co., Ltd.            8,000        107,043
--------------------------------------------------------------
Shionogi & Co., Ltd.                      3,000         58,562
--------------------------------------------------------------
Taisho Pharmaceutical Co., Ltd.           2,000         57,554
--------------------------------------------------------------
Takeda Chemical Industries Ltd.           1,000         65,894
--------------------------------------------------------------
Yamanouchi Pharmaceutical Co., Ltd.       2,000         90,547
==============================================================
                                                       827,668
==============================================================
    Total Foreign Stocks & Other
      Equity Interests (Cost
      $6,716,874)                                   14,661,941
==============================================================

MONEY MARKET FUNDS-3.23%

STIC Liquid Assets Portfolio(b)       9,969,269      9,969,269
--------------------------------------------------------------
STIC Prime Portfolio(b)               9,969,269      9,969,269
==============================================================
    Total Money Market Funds
      (Cost $19,938,538)                            19,938,538
==============================================================
TOTAL INVESTMENTS-99.83%
  (Cost $433,148,259)                              616,580,666
==============================================================
OTHER ASSETS LESS LIABILITIES-0.17%                  1,064,439
==============================================================
NET ASSETS-100.00%                                $617,645,105
______________________________________________________________
==============================================================

Investment Abbreviations:

ADR - American Depositary Receipt

Notes to Schedule of Investments:

(a)Non-income producing security.
(b)The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2000


ASSETS:

Investments, at market value (cost
  $433,148,259)                                 $616,580,666
------------------------------------------------------------
Receivables for:
  Investments sold                                 3,871,774
------------------------------------------------------------
  Fund shares sold                                 5,674,309
------------------------------------------------------------
  Dividends                                          237,527
------------------------------------------------------------
Other assets                                          19,660
============================================================
    Total assets                                 626,383,936
============================================================

LIABILITIES:

Payables for:
  Investments purchased                            6,813,688
------------------------------------------------------------
  Fund shares reacquired                             806,710
------------------------------------------------------------
Accrued advisory fees                                506,704
------------------------------------------------------------
Accrued administrative services fees                  10,723
------------------------------------------------------------
Accrued distribution fees                            383,300
------------------------------------------------------------
Accrued trustees' fees                                 1,050
------------------------------------------------------------
Accrued transfer agent fees                          108,916
------------------------------------------------------------
Accrued operating expenses                           107,740
============================================================
    Total liabilities                              8,738,831
============================================================
Net assets applicable to shares outstanding     $617,645,105
____________________________________________________________
============================================================

NET ASSETS:

Class A                                         $460,444,944
____________________________________________________________
============================================================
Class B                                         $144,861,414
____________________________________________________________
============================================================
Class C                                         $ 12,338,747
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                           15,286,551
____________________________________________________________
============================================================
Class B                                            5,078,111
____________________________________________________________
============================================================
Class C                                              432,454
____________________________________________________________
============================================================
Class A :
  Net asset value and redemption price per
    share                                       $      30.12
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $30.12 divided
      by 95.25%)                                $      31.62
____________________________________________________________
============================================================
Class B :
  Net asset value and offering price per share  $      28.53
____________________________________________________________
============================================================
Class C :
  Net asset value and offering price per share  $      28.53
____________________________________________________________
============================================================

STATEMENT OF OPERATIONS

For the year ended October 31, 2000


INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $17,713)                                      $  2,451,685
------------------------------------------------------------
Dividends from affiliated money market funds       1,989,453
------------------------------------------------------------
Interest                                               2,131
------------------------------------------------------------
Security lending income                               31,096
============================================================
    Total investment income                        4,474,365
============================================================

EXPENSES:

Advisory fees                                      4,963,633
------------------------------------------------------------
Administrative services fees                         117,295
------------------------------------------------------------
Custodian fees                                        69,740
------------------------------------------------------------
Distribution fees -- Class A                       1,943,859
------------------------------------------------------------
Distribution fees -- Class B                       1,142,815
------------------------------------------------------------
Distribution fees -- Class C                          60,160
------------------------------------------------------------
Transfer agent fees                                  954,967
------------------------------------------------------------
Trustees' fees                                        18,474
------------------------------------------------------------
Other                                                157,242
============================================================
    Total expenses                                 9,428,185
============================================================
Less: Expenses paid indirectly                        (6,784)
------------------------------------------------------------
    Net expenses                                   9,421,401
============================================================
Net investment income (loss)                      (4,947,036)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES
  AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                           78,710,304
------------------------------------------------------------
  Foreign currencies                                (757,392)
------------------------------------------------------------
  Option contracts written                           293,495
============================================================
                                                  78,246,407
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                           93,768,872
------------------------------------------------------------
  Foreign currencies                                  (3,563)
------------------------------------------------------------
  Option contracts written                          (870,781)
============================================================
                                                  92,894,528
============================================================
Net gain from investment securities, foreign
  currencies and option contracts                171,140,935
============================================================
Net increase in net assets resulting from
  operations                                    $166,193,899
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2000 and 1999

                                                                  2000            1999
                                                              ------------    ------------

OPERATIONS:

  Net investment income (loss)                                $ (4,947,036)   $ (4,551,421)
------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies and option contracts                             78,246,407      44,733,785
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities, foreign currencies and option contracts         92,894,528      45,885,756
==========================================================================================
    Net increase in net assets resulting from operations       166,193,899      86,068,120
==========================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                      (33,324,503)             --
------------------------------------------------------------------------------------------
  Class B                                                       (9,919,856)             --
------------------------------------------------------------------------------------------
  Class C                                                         (162,378)             --
------------------------------------------------------------------------------------------
  Advisor Class*                                                   (84,346)             --
------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        9,141,881     (66,396,665)
------------------------------------------------------------------------------------------
  Class B                                                       14,704,535     (15,601,954)
------------------------------------------------------------------------------------------
  Class C                                                        9,136,876       1,345,583
------------------------------------------------------------------------------------------
  Advisor Class*                                                  (710,294)     (6,483,138)
==========================================================================================
    Net increase (decrease) in net assets                      154,975,814      (1,068,054)
==========================================================================================

NET ASSETS:

  Beginning of year                                            462,669,291     463,737,345
==========================================================================================
  End of year                                                 $617,645,105    $462,669,291
__________________________________________________________________________________________
==========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $364,662,375    $329,089,377
------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment
    securities, foreign currencies and option contracts         69,554,552      43,046,264
------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies and option contracts                            183,428,178      90,533,650
==========================================================================================
                                                              $617,645,105    $462,669,291
__________________________________________________________________________________________
==========================================================================================

* Advisor Class shares were converted to Class A shares effective as of the close of business on February 11, 2000.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 2000

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Global Health Care Fund (the "Fund") is a separate series of AIM Investment Funds (the "Trust"). The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. The Fund formerly offered Advisor Class shares; however, as of the close of business on February 11, 2000 the Advisor Class shares were converted to Class A shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Advisor Class shares were sold without a sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     On October 31, 2000, undistributed net investment income was increased by $4,947,036, undistributed net realized gains decreased by $8,247,036 and paid in capital increased by $3,300,000 as a result of book/tax differences due to utilization of a portion of the proceeds from redemptions as distributions for federal income tax purposes, foreign currency transactions, net operating loss and other reclassifications. Net assets of the Fund were unaffected by the reclassification discussed above.
C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
G. Covered Call Options -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
     A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.
H. Expenses -- Distribution expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's investment manager and administrator. The Fund pays AIM investment management and administration fees at an annual rate of 0.975% on the first $500 million of the Fund's average daily net assets, plus 0.95% on the next $500 million of the Fund's average daily net assets, plus 0.925% on the next $500 million of the Fund's average daily net assets, plus 0.90% on the Fund's average daily net assets exceeding $1.5 billion. AIM has contractually agreed to limit total annual operating expenses (excluding interest, taxes, dividend expense on short sales, extraordinary items and increases in expenses due to offset arrangements, if any) for Class A, Class B and Class C shares to 2.00%, 2.50% and 2.50%, respectively.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2000, AIM was paid $117,295 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the year ended October 31, 2000, AFS was paid $592,507 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund , pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.50% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended October 31, 2000, the Class A, Class B and Class C shares paid AIM Distributors $1,943,859, $1,142,815 and $60,160, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $97,946 from sales of the Class A shares of the Fund during the year ended October 31,

2000. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2000, AIM Distributors received $3,020 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

NOTE 3-INDIRECT EXPENSES

For the year ended October 31, 2000, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $6,784 under expense an offset arrangement which resulted in a reduction of the Fund's total expenses of $6,784.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A.. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 5-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities.
  At October 31, 2000, there were no securities on loan to brokers. For the year ended October 31, 2000, the Fund received fees of $31,096 for securities lending.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2000 was $1,164,844,307 and $1,170,212,123, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2000 is as follows:

Aggregate unrealized appreciation of
  investment securities                      $192,344,728
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                        (8,920,735)
=========================================================
Net unrealized appreciation of investment
  securities                                 $183,423,993
_________________________________________________________
=========================================================
Cost of investments for tax purposes is
  $433,156,673.

NOTE 7-CALL OPTION CONTRACTS

Transactions in call options written during the year ended October 31, 2000 are summarized as follows:

                                                                   CALL OPTION CONTRACTS
                                                                ----------------------------
                                                                 NUMBER OF       PREMIUMS
                                                                 CONTRACTS       RECEIVED
                                                                -----------    -------------
Beginning of year                                                    19,050    $   7,216,093
--------------------------------------------------------------------------------------------
Written                                                              63,070       28,566,772
--------------------------------------------------------------------------------------------
Closed                                                              (61,964)     (26,521,246)
--------------------------------------------------------------------------------------------
Exercised                                                            (7,270)      (6,107,642)
--------------------------------------------------------------------------------------------
Expired                                                             (12,886)      (3,153,977)
============================================================================================
End of year                                                              --    $          --
____________________________________________________________________________________________
============================================================================================

NOTE 8-SHARE INFORMATION

Changes in shares outstanding during the years ended October 31, 2000 and 1999 were as follows:

                                                                         2000                           1999
                                                              ---------------------------    ---------------------------
                                                                SHARES          AMOUNT         SHARES         AMOUNT
                                                              -----------    ------------    ----------    -------------
Sold:
  Class A                                                       2,265,037    $ 61,242,852     6,319,231    $ 143,915,406
------------------------------------------------------------------------------------------------------------------------
  Class B                                                       1,557,713      38,869,448       691,366       16,088,681
------------------------------------------------------------------------------------------------------------------------
  Class C*                                                        775,066      19,232,447        58,588        1,413,024
------------------------------------------------------------------------------------------------------------------------
  Advisor Class**                                                  12,143         310,037        18,009          438,450
------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                                       1,402,570      30,940,689            --               --
------------------------------------------------------------------------------------------------------------------------
  Class B                                                         437,951       9,188,203            --               --
------------------------------------------------------------------------------------------------------------------------
  Class C*                                                          6,991         146,741            --               --
------------------------------------------------------------------------------------------------------------------------
  Advisor Class**                                                   3,706          84,344            --               --
------------------------------------------------------------------------------------------------------------------------
Conversion of Advisor Class shares to Class A shares***:
  Class A                                                          44,266       1,041,571                             --
------------------------------------------------------------------------------------------------------------------------
  Advisor Class**                                                 (42,881)     (1,041,571)           --               --
------------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                      (3,330,391)    (84,083,231)   (9,158,822)    (210,312,070)
------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (1,400,658)    (33,353,116)   (1,386,892)     (31,690,636)
------------------------------------------------------------------------------------------------------------------------
  Class C*                                                       (405,278)    (10,242,312)       (2,913)         (67,441)
------------------------------------------------------------------------------------------------------------------------
  Advisor Class**                                                  (2,513)        (63,104)     (274,593)      (6,921,588)
========================================================================================================================
                                                                1,323,722    $ 32,272,998    (3,736,026)   $ (87,136,174)
________________________________________________________________________________________________________________________
========================================================================================================================

*   Class C shares commenced sales on March 1, 1999.
** Advisor Class share activity for the period November 1, 1999 through February 11, 2000.
*** Effective as of the close of business February 11, 2000, pursuant to approval by the Board of Trustees on November 3, 1999, all outstanding shares of Advisor Class shares were converted to Class A shares of the fund.

NOTE 9-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                      CLASS A
                                                              --------------------------------------------------------
                                                                               YEAR ENDED OCTOBER 31,
                                                              --------------------------------------------------------
                                                              2000(a)     1999(a)     1998(a)     1997(a)     1996(a)
                                                              --------    --------    --------    --------    --------
Net asset value, beginning of period                          $  24.00    $  20.15    $  27.98    $  23.60    $  21.84
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.22)      (0.19)      (0.21)      (0.25)      (0.17)
----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   8.62        4.04       (0.91)       6.48        4.79
======================================================================================================================
    Total from investment operations                              8.40        3.85       (1.12)       6.23        4.62
======================================================================================================================
Less distributions:
  Distributions from net realized gains                          (2.28)         --       (6.70)      (1.85)      (2.86)
----------------------------------------------------------------------------------------------------------------------
  In excess of net realized gain on investments                     --          --       (0.01)         --          --
======================================================================================================================
    Total distributions                                          (2.28)         --       (6.71)      (1.85)      (2.86)
======================================================================================================================
Net asset value, end of period                                $  30.12    $  24.00    $  20.15    $  27.98    $  23.60
______________________________________________________________________________________________________________________
======================================================================================================================
Total return(b)                                                  38.49%      19.11%      (4.71)%     28.36%      23.14%
______________________________________________________________________________________________________________________
======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $460,445    $357,747    $357,534    $472,083    $467,861
______________________________________________________________________________________________________________________
======================================================================================================================
Ratio of expenses to average net assets                           1.73%(c)     1.82%      1.84%       1.80%       1.84%
______________________________________________________________________________________________________________________
======================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.85)%(c)    (0.81)%    (0.98)%    (1.03)%     (0.75)%
______________________________________________________________________________________________________________________
======================================================================================================================
Portfolio turnover rate                                            242%        123%        187%        149%        157%
______________________________________________________________________________________________________________________
======================================================================================================================

(a) Calculated using average shares outstanding.
(b) Does not include sales charge.
(c) Ratios are based on average daily net assets of $388,771,812.

                                                                                       CLASS B
                                                               --------------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31,
                                                               --------------------------------------------------------
                                                               2000(a)     1999(a)     1998(a)     1997(a)     1996(a)
                                                               --------    --------    --------    --------    --------
Net asset value, beginning of period                           $  22.96    $  19.37    $  27.27    $  23.15    $  21.56
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                                      (0.34)      (0.30)      (0.30)      (0.37)      (0.27)
-----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    8.19        3.89       (0.89)       6.34        4.72
=======================================================================================================================
    Total from investment operations                               7.85        3.59       (1.19)       5.97        4.45
=======================================================================================================================
Less distributions:
  Distributions from net realized gains                           (2.28)         --       (6.70)      (1.85)      (2.86)
-----------------------------------------------------------------------------------------------------------------------
  In excess of net realized gain on investments                      --          --       (0.01)         --          --
=======================================================================================================================
    Total distributions                                           (2.28)         --       (6.71)      (1.85)      (2.86)
=======================================================================================================================
Net asset value, end of period                                 $  28.53    $  22.96    $  19.37    $  27.27    $  23.15
_______________________________________________________________________________________________________________________
=======================================================================================================================
Total return(b)                                                   37.78%      18.53%      (5.20)%     27.75%      22.59%
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $144,861    $102,916    $100,311    $147,440    $107,622
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratio of expenses to average net assets                            2.23%(c)     2.33%      2.34%       2.30%       2.34%
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratio of net investment income (loss) to average net assets       (1.35)%(c)    (1.32)%    (1.48)%    (1.53)%     (1.25)%
_______________________________________________________________________________________________________________________
=======================================================================================================================
Portfolio turnover rate                                             242%        123%        187%        149%        157%
_______________________________________________________________________________________________________________________
=======================================================================================================================

(a) Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges.
(c) Ratios are based on average daily net assets of $114,281,453.

                                                                           CLASS C
                                                                -----------------------------
                                                                               MARCH 1, 1999
                                                                                (DATE SALES
                                                                YEAR ENDED     COMMENCED) TO
                                                                OCTOBER 31,     OCTOBER 31,
                                                                  2000(a)         1999(a)
                                                                -----------    --------------
Net asset value, beginning of period                              $ 22.96          $22.50
---------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                      (0.34)          (0.21)
---------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                      8.19            0.67
=============================================================================================
    Total from investment operations                                 7.85            0.46
=============================================================================================
Less distributions from net realized gains                          (2.28)             --
=============================================================================================
Net asset value, end of period                                    $ 28.53          $22.96
_____________________________________________________________________________________________
=============================================================================================
Total return(b)                                                     37.77%           2.04%
_____________________________________________________________________________________________
=============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                          $12,339          $1,278
_____________________________________________________________________________________________
=============================================================================================
Ratio of expenses to average net assets                              2.23%(c)        2.33%(d)
_____________________________________________________________________________________________
=============================================================================================
Ratio of net investment income (loss) to average net assets         (1.35)%(c)      (1.32)%(d)
_____________________________________________________________________________________________
=============================================================================================
Portfolio turnover rate                                               242%            123%
_____________________________________________________________________________________________
=============================================================================================

(a) Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are based on average daily net assets of $6,015,947.
(d) Annualized.

                       REPORT OF INDEPENDENT ACCOUNTANTS

                       To the Shareholders of AIM Global Health Care Fund and Board of Trustees of AIM Investment Funds:

                       In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Global Health Care Fund at October 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

                       PRICEWATERHOUSECOOPERS LLP

                       Boston, Massachusetts
                       December 18, 2000

BOARD OF TRUSTEES                            OFFICERS                            OFFICE OF THE FUND
C. Derek Anderson                            Robert H. Graham                    11 Greenway Plaza
Senior Managing Partner,                     Chairman and President              Suite 100
Plantagenet Capital                                                              Houston, TX 77046
Management, LLC (an investment               Dana R. Sutton
partnership); Chief Executive Officer,       Vice President and Treasurer        INVESTMENT MANAGER
Plantagenet Holdings, Ltd.
(an investment banking firm)                 Melville B. Cox                     A I M Advisors, Inc.
                                             Vice President                      11 Greenway Plaza
Frank S. Bayley                                                                  Suite 100
Partner, law firm of                         Gary T. Crum                        Houston, TX 77046
Baker & McKenzie                             Vice President
                                                                                 TRANSFER AGENT
Robert H. Graham                             Carol F. Relihan
President and Chief Executive Officer,       Vice President and Secretary        A I M Fund Services, Inc.
A I M Management Group Inc.                                                      P.O. Box 4739
                                             Mary J. Benson                      Houston, TX 77210-4739
Ruth H. Quigley                              Assistant Vice President and
Private Investor                             Assistant Treasurer                 CUSTODIAN

                                             Sheri Morris                        State Street Bank and Trust Company
                                             Assistant Vice President and        225 Franklin Street
                                             Assistant Treasurer                 Boston, MA 02110

                                             Nancy L. Martin                     COUNSEL TO THE FUND
                                             Assistant Secretary
                                                                                 Kirkpatrick & Lockhart LLP
                                             Ofelia M. Mayo                      1800 Massachusetts Avenue, N.W.
                                             Assistant Secretary                 Washington, D.C. 20036-1800

                                             Kathleen J. Pflueger                COUNSEL TO THE TRUSTEES
                                             Assistant Secretary
                                                                                 Paul, Hastings, Janofsky & Walker LLP
                                                                                 Twenty Third Floor
                                                                                 555 South Flower Street
                                                                                 Los Angeles, CA 90071

                                                                                 DISTRIBUTOR

                                                                                 A I M Distributors, Inc.
                                                                                 11 Greenway Plaza
                                                                                 Suite 100
                                                                                 Houston, TX 77046

                                                                                 AUDITORS

                                                                                 PricewaterhouseCoopers LLP
                                                                                 160 Federal Street
                                                                                 Boston, MA 02110

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended October 31, 2000, 0% is eligible for the dividends received deduction for corporations. The Fund distributed long-term capital gains of $46,791,083 for the Fund's tax year ended October 31, 2000 of which 100% is 20% rate gain.

                 THE AIM FAMILY OF FUNDS--Registered Trademark--

                                  EQUITY FUNDS

DOMESTIC EQUITY FUNDS                             INTERNATIONAL/GLOBAL EQUITY FUNDS
    MORE AGGRESSIVE                                    MORE AGGRESSIVE

AIM Small Cap Opportunities(1)                    AIM Latin American Growth                      A I M Management Group Inc. has
AIM Mid Cap Opportunities(2)                      AIM Developing Markets                         provided leadership in the mutual
AIM Large Cap Opportunities(3)                    AIM European Small Company                     fund industry since 1976 and
AIM Emerging Growth                               AIM Asian Growth                               managed approximately $183 billion
AIM Small Cap Growth(4)                           AIM Japan Growth                               in assets for more than eight
AIM Aggressive Growth                             AIM International Emerging Growth              million shareholders, including
AIM Mid Cap Growth                                AIM European Development                       individual investors, corporate
AIM Small Cap Equity                              AIM Euroland Growth                            clients and financial
AIM Capital Development                           AIM Global Aggressive Growth                   institutions, as of September
AIM Constellation                                 AIM International Equity                       30, 2000.
AIM Dent Demographic Trends                       AIM Advisor International Value                    The AIM Family of
AIM Select Growth                                 AIM Global Trends                              Funds--Registered Trademark--
AIM Large Cap Growth                              AIM Global Growth                              is distributed nationwide, and
AIM Weingarten                                                                                   AIM today is the eighth-largest
AIM Mid Cap Equity                                     MORE CONSERVATIVE                         mutual fund complex in the
AIM Value II                                                                                     United States in assets under
AIM Charter                                       SECTOR EQUITY FUNDS                            management, according to Strategic
AIM Value                                                                                        Insight, an independent mutual
AIM Blue Chip                                            MORE AGGRESSIVE                         fund monitor.
AIM Basic Value                                                                                      AIM is a subsidiary of
AIM Large Cap Basic Value                         AIM New Technology                             AMVESCAP PLC, one of the world's
AIM Balanced                                      AIM Global Telecommunications and Technology   largest independent financial
AIM Advisor Flex                                  AIM Global Resources                           services companies with $414
                                                  AIM Global Financial Services                  billion in assets under
    MORE CONSERVATIVE                             AIM Global Health Care                         management as of September
                                                  AIM Global Consumer Products and Services      30, 2000.
                                                  AIM Global Infrastructure
                                                  AIM Advisor Real Estate
                                                  AIM Global Utilities

                                                        MORE CONSERVATIVE

                               FIXED-INCOME FUNDS


TAXABLE FIXED-INCOME FUNDS                        TAX-FREE FIXED-INCOME FUNDS

     MORE AGGRESSIVE                                    MORE AGGRESSIVE

AIM Strategic Income                              AIM High Income Municipal
AIM High Yield II                                 AIM Tax-Exempt Bond of Connecticut
AIM High Yield                                    AIM Municipal Bond
AIM Income                                        AIM Tax-Free Intermediate
AIM Global Income                                 AIM Tax-Exempt Cash
AIM Floating Rate(5)
AIM Intermediate Government                             MORE CONSERVATIVE
AIM Limited Maturity Treasury
AIM Money Market

     MORE CONSERVATIVE



The AIM Risk Spectrum illustrates equity and fixed-income funds from more aggressive to more conservative. When assessing the degree of risk, three factors were considered: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. (1) AIM Small Cap Opportunities Fund closed to new investors Nov. 4, 1999. (2) AIM Mid Cap Opportunities Fund closed to new investors March 21, 2000. (3) AIM Large Cap Opportunities Fund closed to new investors Sept. 29, 2000. (4) AIM Small Cap Growth Fund closed to new investors Nov. 8, 1999. (5) AIM Floating Rate Fund was restructured to offer multiple share classes April 3, 2000. Existing shares were converted to Class B shares, and Class C shares commenced offering.
     FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective fund prospectus. If used as sales material after Jan. 20, 2001, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter end.

[DALBAR LOGO APPEARS HERE]                             [AIM LOGO APPEARS HERE]
                                                       --Registered Trademark--

                                                        INVEST WITH DISCIPLINE
                                                       --Registered Trademark--



A I M Distributors, Inc.                                                GHC-AR-1